Exhibit 10.4(c)

June 1, 2018

Aventis Asset Management, LLC

2150 E. Lake Cook Road, Suite 720

Buffalo Grove, IL 60089

Attention: Mr. Steve Hwang

Re:   Management Agreement Renewals

Dear Mr. Hwang:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2019 and all other provisions of the Management Agreements will remain unchanged.

•	MB Master Fund L.P.

•	MSSB Spectrum Strategic L.P.

•	Ceres Tactical Commodity L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036. If you have any questions, I can be reached at 212-296-6808.

Very truly yours,

CERES MANAGED FUTURES LLC

By: /s/ Patrick T. Egan
Patrick T. Egan
President and Director

AVENTIS ASSET MANAGEMENT, LLC

By: /s/ Steven Hwang
Print Name: Steven Hwang
PE/tr